UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2013

GENTEX CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	0-10235	38-2030505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 North Centennial Street Zeeland, Michigan		49464
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (616) 772-1800

_____________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 5 – Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 16, 2013, Gentex Corporation (the "Company") held its 2013 Annual Meeting of the Shareholders.  The matters listed and described briefly below were submitted to a vote of the shareholders through the solicitation of proxies. The proposals are described in detail in the Company's Proxy Statement filed April 4, 2013.  The voting results are as follows:

Election of Directors

The following three individuals were elected to serve as directors of the Company to hold office a one (1) year term expiring in 2014:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Pete Hoekstra	113,823,397	764,749	0
John Mulder	109,469,710	5,118,436	0
Frederick Sotok	109,448,950	5,139,196	0

Shareholder Proposal Requesting that the Board of Directors Issue a Sustainability Report

The shareholders did not approve the shareholder proposal requesting that the Company's Board of Directors issue a sustainability report:

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,714,963	68,251,002	7,622,181	19,503,294

Shareholder Proposal Requesting that the Board of Directors Adopt a Policy to Require the Chair of the Board, Whenever Possible, be an Independent Member of the Board

The shareholders did not approve the shareholder proposal requesting that the Board of Directors adopt as policy to require the Chair of the Board, whenever possible, be an independent member of the Board:

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,638,792	67,324,626	624,728	19,503,294

Ratification of the Appointment of Ernst & Young LLP as the Company's Auditors for the Fiscal Year Ended December 31, 2013

The shareholders did ratify the appointment of Ernst & Young LLP to serve as the Company's auditors for the fiscal year ended December 31, 2013:

Votes For	Votes Against	Abstentions	Broker Non-Votes
131,922,456	2,033,592	135,392	0

Proposal for Approval, on an Advisory Basis, of the Compensation of the Company's Named Executive Officers

The shareholders did approve, on an advisory basis, the compensation of the Company's named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
111,530,377	2,302,028	755,741	19,503,294

Proposal to Approve the 2013 Employee Stock Purchase Plan

The shareholders did approve the 2013 Employee Stock Purchase Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
112,943,693	884,799	759,654	19,503,294

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 20, 2013.

GENTEX CORPORATION
(Registrant)

By    /s/ Fred Bauer
Fred Bauer
Chairman and Chief Executive Officer
(Principal Executive Officer)

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